AMENDMENT

To

Amended and Restated Transfer Agency and Service Agreement

Between

PIMCO

And

SS&C GIDS, Inc.

This Amendment is made as of March 4, 2025, (the “Effective Date”), between PIMCO and SS&C GIDS, Inc. (successor by assignment to DST Asset Manager Solutions, Inc.) (the “Transfer Agent”). In accordance with Section 16.1 (Amendment) and Section 17 (Additional Portfolios) of the Amended and Restated Transfer Agency and Service Agreement between the parties dated May 14, 2015, as amended (the “Agreement”), the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. The current Schedule A to the Agreement is hereby replaced and superseded with the Schedule A attached hereto, effective as of March 4, 2025; and

2.	SS&C GIDS, Inc. is successor by assignment to DST Asset Manager Solutions, Inc. Any reference to DST Asset Manager Solutions, Inc. in the Agreement shall be replaced with SS&C GIDS, Inc.

3.	All defined terms and definitions in the Agreement shall be the same in this Amendment (the “March 4, 2025 Amendment”) except as specifically revised by this Amendment; and

4.	Except as specifically set forth in this March 4, 2025 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this March 4, 2025 Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year written above.

PIMCO	SS&C GIDS, Inc.

By:	By:
Name: Colleen McLaughlin	Name: Nicholas Wright
Title: Senior Vice President	Title: Authorized Signatory

Schedule A

Effective Date: March 4, 2025

PIMCO Funds		Status	Inception Date
PIMCO All Asset All Authority Fund	All Classes	Operational	10/31/2003
PIMCO All Asset Fund	All Classes	Operational	7/31/2002
PIMCO California Intermediate Municipal Bond Fund	All Classes	Operational	8/31/1999
PIMCO California Municipal Bond Fund	All Classes	Operational	5/31/2012
PIMCO California Municipal Intermediate Value Fund	All Classes	Operational	03/18/2019
PIMCO California Municipal Opportunistic Value Fund	All Classes	Operational	03/18/2019
PIMCO California Short Duration Municipal Income Fund	All Classes	Operational	8/31/2006
PIMCO Climate Bond Fund	All Classes	Operational	12/10/2019
PIMCO CommoditiesPLUS® Strategy Fund	All Classes	Operational	05/28/2010
PIMCO CommodityRealReturn Strategy Fund®	All Classes	Operational	6/28/2002
PIMCO Credit Opportunities Bond Fund	All Classes	Operational	08/31/2011
PIMCO Diversified Income Fund	All Classes	Operational	7/31/2003
PIMCO Dynamic Bond Fund	All Classes	Operational	06/30/2008
PIMCO Emerging Markets Bond Fund	All Classes	Operational	7/31/1997
PIMCO Emerging Markets Corporate Bond Fund	All Classes	Operational	7/1/2009
PIMCO Emerging Markets Currency and Short-Term Investments Fund	All Classes	Operational	05/31/2005
PIMCO Emerging Markets Full Spectrum Bond Fund	All Classes	Operational	2/25/2013
PIMCO Emerging Markets Local Currency and Bond Fund	All Classes	Operational	12/29/2006
PIMCO ESG Income Fund	All Classes	Operational	09/30/2020
PIMCO Extended Duration Fund	All Classes	Operational	8/31/2006
PIMCO Global Advantage® Strategy Bond Fund	All Classes	Operational	02/05/2009
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	All Classes	Operational	10/02/1995
PIMCO Global Core Asset Allocation Fund	All Classes	Operational	10/29/2008
PIMCO GNMA and Government Securities Fund	All Classes	Operational	07/31/1997
PIMCO Government Money Market Fund	All Classes	Operational	1/27/2009
PIMCO High Yield Fund	All Classes	Operational	12/15/1992
PIMCO High Yield Municipal Bond Fund	All Classes	Operational	7/31/2006
PIMCO High Yield Spectrum Fund	All Classes	Operational	9/15/2010
PIMCO Income Fund	All Classes	Operational	3/30/2007
PIMCO Inflation Response Multi-Asset Fund	All Classes	Operational	8/31/2011
PIMCO International Bond Fund (U.S. Dollar-Hedged)	All Classes	Operational	12/02/1992
PIMCO International Bond Fund (Unhedged)	All Classes	Operational	04/30/2004
PIMCO Investment Grade Credit Bond Fund	All Classes	Operational	04/28/2000
PIMCO Long Duration Total Return Fund	All Classes	Operational	8/31/2006
PIMCO Long-Term Credit Bond Fund	All Classes	Operational	03/31/2009
PIMCO Long-Term Real Return Fund	All Classes	Operational	11/12/2001
PIMCO Long-Term U.S. Government Fund	All Classes	Operational	07/01/1991
PIMCO Low Duration Credit Fund	All Classes	Operational	4/29/2011
PIMCO Low Duration ESG Fund	All Classes	Operational	12/31/1996
PIMCO Low Duration Fund	All Classes	Operational	5/11/1987
PIMCO Low Duration Fund II	All Classes	Operational	10/31/1991
PIMCO Low Duration Income Fund	All Classes	Operational	7/30/2004
PIMCO Low Duration Opportunities Fund	All Classes	Operational
PIMCO Moderate Duration Fund	All Classes	Operational	12/31/1996
PIMCO Mortgage Opportunities and Bond Fund	All Classes	Operational	10/22/2012
PIMCO Municipal Bond Fund	All Classes	Operational	12/31/1997
PIMCO National Intermediate Municipal Bond Fund	All Classes	Operational	5/31/2012
PIMCO National Municipal Intermediate Value Fund	All Classes	Operational	03/18/2019
PIMCO National Municipal Opportunistic Value Fund	All Classes	Operational	03/18/2019
PIMCO New York Municipal Bond Fund	All Classes	Operational	8/31/1999
PIMCO Preferred and Capital Securities Fund	All Classes	Operational	04/13/2015
PIMCO RAE Fundamental Advantage PLUS Fund	All Classes	Operational	2/29/2008
PIMCO RAE PLUS EMG Fund	All Classes	Operational	11/26/2008
PIMCO RAE PLUS Fund	All Classes	Operational	06/30/2005
PIMCO RAE PLUS International Fund	All Classes	Operational	09/30/2011
PIMCO RAE PLUS Small Fund	All Classes	Operational	09/30/2011
PIMCO RAE Worldwide Long/Short PLUS Fund	All Classes	Operational	12/4/2014

Schedule A

Effective Date: March 4, 2025

PIMCO Real Return Fund	All Classes	Operational	1/29/1997
PIMCO RealEstateRealReturn Strategy Fund	All Classes	Operational	10/30/2003
PIMCO Short Asset Investment Fund	All Classes	Operational	5/31/2012
PIMCO Short Duration Municipal Income Fund	All Classes	Operational	8/31/1999
PIMCO Short-Term Fund	All Classes	Operational	10/7/1987
PIMCO StocksPLUS® Absolute Return Fund	All Classes	Operational	6/28/2002
PIMCO StocksPLUS® Fund	All Classes	Operational	5/13/1993
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	All Classes	Operational	10/30/2003
PIMCO StocksPLUS® International Fund (Unhedged)	All Classes	Operational	11/30/2006
PIMCO StocksPLUS® Long Duration Fund	All Classes	Operational	8/31/2007
PIMCO StocksPLUS® Short Fund	All Classes	Operational	7/23/2003
PIMCO StocksPLUS® Small Fund	All Classes	Operational	3/31/2006
PIMCO Total Return ESG Fund	All Classes	Operational	5/1/1991
PIMCO Total Return Fund	All Classes	Operational	5/11/1987
PIMCO Total Return Fund II	All Classes	Operational	12/30/1991
PIMCO Total Return Fund IV	All Classes	Operational	5/26/2011
PIMCO Total Return Fund V	All Classes	Operational	5/1/2023
PIMCO TRENDS Managed Futures Strategy Fund	All Classes	Operational	12/31/2013

PAPS	Status	Inception Date
PIMCO ABS and Short-Term Investments Portfolio	Operational	10/31/2000
PIMCO All Asset: Multi-RAE PLUS Fund	Operational	10/06/2020
PIMCO All Asset: Multi-Real Fund	Operational	09/22/2020
PIMCO All Authority: Multi-RAE Plus Fund	Operational	08/23/2022
PIMCO EM Bond and Short-Term Investments Portfolio	Operational	04/03/1998
PIMCO High Yield and Short-Term Investments Portfolio	Operational	12/08/2000
PIMCO International Portfolio	Operational	12/13/1989
PIMCO Investment Grade Credit Bond Portfolio	Operational	01/26/2000
PIMCO Long Duration Credit Bond Portfolio	Operational	12/22/2008
PIMCO Low Duration Portfolio	Operational	5/31/2012
PIMCO Moderate Duration Portfolio	Operational	7/31/2012
PIMCO Mortgage and Short-Term Investments Portfolio	Operational	01/31/2000
PIMCO Municipal Portfolio	Operational	08/21/2000
PIMCO Real Return Portfolio	Operational	4/28/2000
PIMCO Sector Fund Series - AM
PIMCO Sector Fund Series - H
PIMCO Sector Fund Series - I	Operational	6/2/2022
PIMCO Short Asset Portfolio	Operational	05/01/2017
PIMCO Short-Term Floating NAV Portfolio II	Operational	6/9/2009
PIMCO Short-Term Floating NAV Portfolio III	Operational	3/12/2012
PIMCO Short-Term Portfolio	Operational	4/20/2000
PIMCO U.S. Government and Short-Term Investments Portfolio	Operational	01/31/2000

PVIT		Status	Inception Date
PIMCO All Asset Portfolio	All Classes	Operational	4/30/2003
PIMCO Balanced Allocation Portfolio	All Classes	Operational	4/27/2012
PIMCO CommodityRealReturn® Strategy Portfolio	All Classes	Operational	06/30/2004
PIMCO Dynamic Bond Portfolio	All Classes	Operational	05/02/2011
PIMCO Emerging Markets Bond Portfolio	All Classes	Operational	9/30/2002
PIMCO Global Bond Opportunities Portfolio (Unhedged)	All Classes	Operational	01/10/2002
PIMCO Global Core Bond (Hedged) Portfolio	All Classes	Operational	5/2/2011
PIMCO Global Diversified Allocation Portfolio	All Classes	Operational	4/30/2012
PIMCO Global Managed Asset Allocation Portfolio	All Classes	Operational	4/15/2009
PIMCO High Yield Portfolio	All Classes	Operational	4/30/1998

Schedule A

Effective Date: March 4, 2025

PIMCO Income Portfolio	All Classes	Operational	4/29/2016
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	All Classes	Operational	02/16/1999
PIMCO International Bond Portfolio (Unhedged)	All Classes	Operational	04/30/2008
PIMCO Long-Term U.S. Government Portfolio	All Classes	Operational	4/30/1999
PIMCO Low Duration Portfolio	All Classes	Operational	2/16/1999
PIMCO Real Return Portfolio	All Classes	Operational	9/30/1999
PIMCO Short-Term Portfolio	All Classes	Operational	9/30/1999
PIMCO Total Return Portfolio	All Classes	Operational	12/31/1997

Equity Series		Status	Inception Date
PIMCO Dividend and Income Fund	All Classes	Operational	12/14/2011
PIMCO RAE Emerging Markets Fund	All Classes	Operational	06/05/2015
PIMCO RAE Global ex-US Fund	All Classes	Operational	06/05/2015
PIMCO RAE International Fund	All Classes	Operational	06/05/2015
PIMCO RAE US Fund	All Classes	Operational	06/05/2015
PIMCO RAE US Small Fund	All Classes	Operational	06/05/2015
PIMCO REALPATH® Blend 2030 Fund	All Classes	Operational	12/31/2014
PIMCO REALPATH® Blend 2035 Fund	All Classes	Operational	12/31/2014
PIMCO REALPATH® Blend 2040 Fund	All Classes	Operational	12/31/2014
PIMCO REALPATH® Blend 2045 Fund	All Classes	Operational	12/31/2014
PIMCO REALPATH® Blend 2050 Fund	All Classes	Operational	12/31/2014
PIMCO REALPATH® Blend 2055 Fund	All Classes	Operational	12/31/2014
PIMCO REALPATH® Blend 2060 Fund	All Classes	Operational	12/31/2019
PIMCO REALPATH® Blend 2065 Fund	All Classes	Operational	12/30/2022
PIMCO REALPATH® Blend 2070 Fund
PIMCO REALPATH® Blend Income Fund	All Classes	Operational	12/31/2014

PESVIT		Status	Inception Date
PIMCO StocksPLUS® Global Portfolio	All Classes	Operational	04/14/2010

MANAGED ACCOUNTS - FISH		Status	Inception Date
Fixed Income SHares: Series C	All Classes	Operational	03/17/2000
Fixed Income SHares: Series LD	All Classes	Operational	12/20/2013
Fixed Income SHares: Series M	All Classes	Operational	03/17/2000
Fixed Income SHares: Series R	All Classes	Operational	04/15/2004
Fixed Income SHares: Series TE	All Classes	Operational	06/25/2012

PRIVATE FUNDS		Status	Inception Date
PIMCO Municipal Focus Strategy Fund	All Classes	Operational	12/30/2005
PIMCO Municipal Real Return Fund	All Classes	Operational	04/30/2001
StocksPLUS, L.P.	All Classes	Operational	09/21/1987

Private Funds (Limited to Blue Sky Services)	CIK
PIMCO Distressed Senior Credit Opportunities Fund II Offshore Feeder, LP	1532935
PIMCO Distressed Senior Credit Opportunities Fund II, LP	1532934
PIMCO Global Credit Opportunity Employee Onshore Fund LLC	1571718
PIMCO Global Credit Opportunity Offshore Fund Ltd.	1370509
PIMCO Global Credit Opportunity Onshore Fund LLC.	1459533
PIMCO Loan Interests and Credit Onshore Master Fund LLC	1559671
PIMCO Loan Interests and Credit Offshore Master Fund LTD.	1555573
PIMCO Muni Real Return	1139696
PIMCO Municipal Funds LLC	1348864
PIMCO Absolute Return Strategy 3 Offshore Fund Ltd. (f/k/a PIMCO Absolute Return	1412058
Strategy II Offsh
PIMCO Absolute Return Strategy 3 Onshore Fund LLC (f/k/a PIMCO Absolute Return	1336837
Strategy II Onsho

Schedule A

Effective Date: March 4, 2025

PIMCO Absolute Return Strategy 3E Offshore Fund Ltd. (f/k/a PIMCO Absolute Return	1324636
Strategy III Off
PIMCO Absolute Return Strategy 3E Onshore Fund LLC (f/k/a PIMCO Absolute Return	1438677
Strategy III Ons
PIMCO Absolute Return Strategy IV Employee Onshore Fund LLC	1571731
PIMCO Absolute Return Strategy IV Fund 1 Ltd.	1171964
PIMCO Absolute Return Strategy IV Fund 2 Ltd.	1171962
PIMCO Absolute Return Strategy IV LLC.	1171963
PIMCO Absolute Return Strategy V Offshore Fund Ltd.	1430674
PIMCO Large Cap StocksPLUS Total Return Fund	1460669
PIMCO Tactical Opportunities Offshore Fund L.P.	1569540
PIMCO Tactical Opportunities Onshore Fund L.P.	1569541
PIMCO Absolute Return Strategy III Overlay Offshore Fund Ltd.	1577866
PIMCO Combined Alpha Strategies Offshore Fund Ltd	1389537
PIMCO Dividend Emerging Market Sector Fund LLC Form D	1637306
PIMCO RAE Fundamental Global Fund LLC	1644762
PIMCO RAE Fundamental Global ex-US Fund LLC	1644759
PIMCO RAE Fundamental International Fund LLC	1644757
PIMCO RAE Fundamental Emerging Markets Fund LLC	1644758
PIMCO RAE Fundamental US Fund LLC	1644801
PIMCO Absolute Return Strategy V Onshore Fund LLC	1653768
PHFS II SP, A Segregated Portfolio of PHFS Series SPC	1647780
PIMCO Global Inflation Linked Bond Fund Ltd.	1628775
PHFS I SP, a Segregated Portfolio of PHFS Series SPC	1647779
PHFS III SP, a Segregated Portfolio of PHFS Series SPC	1656582
PHFS IV SP, a Segregated Portfolio of PHFS Series SPC	1668220
PHFS V SP, A Segregated Portfolio of PHFS Series SPC	1673677
PIMCO Money Market Fund Ltd.	1689296
PIMCO Multi-Asset Alternative Risk Premia Strategy Offshore Fund L.P.	1702456
PIMCO Multi-Asset Alternative Risk Premia Strategy Onshore Fund L.P.	1720593
PIMCO Absolute Return Strategy IV IDF LLC	1426150
StocksPLUS, L.P. A	1459534
StocksPLUS, L.P. B	1459534
PIMCO Commodities Alpha Fund	1570965
PIMCO Commodities Alpha Offshore Fund	1570879
PHFS Residential Opportunities Offshore Fund, L.P	1810622
PIMCO ILS Fund SP I, A Segregated Portfolio of PIMCO ILS Series SPC	1778560
PIMCO ILS Fund SP II, A Segregated Portfolio of PIMCO ILS Series SPC	1798640
PIMCO Multi-Asset Alternative Risk Premia Strategy Risk Off Version Offshore Fund L.P.	1793835

Schedule A

Effective Date: March 4, 2025

PIMCO Combined Alpha Strategies Offshore Fund Ltd	1389537
PIMCO Dividend Emerging Market Sector Fund LLC Form D	1637306
PIMCO RAE Fundamental Global Fund LLC	1644762
PIMCO RAE Fundamental Global ex-US Fund LLC	1644759
PIMCO RAE Fundamental International Fund LLC	1644757
PIMCO RAE Fundamental Emerging Markets Fund LLC	1644758
PIMCO RAE Fundamental US Fund LLC	1644801
PIMCO Absolute Return Strategy V Onshore Fund LLC	1653768
PHFS II SP, A Segregated Portfolio of PHFS Series SPC	1647780
PIMCO Global Inflation Linked Bond Fund Ltd.	1628775
PHFS I SP, a Segregated Portfolio of PHFS Series SPC	1647779
PHFS III SP, a Segregated Portfolio of PHFS Series SPC	1656582
PHFS IV SP, a Segregated Portfolio of PHFS Series SPC	1668220
PHFS V SP, A Segregated Portfolio of PHFS Series SPC	1673677
PIMCO Money Market Fund Ltd.	1689296
PIMCO Multi-Asset Alternative Risk Premia Strategy Offshore Fund L.P.	1702456
PIMCO Multi-Asset Alternative Risk Premia Strategy Onshore Fund L.P.	1720593
PIMCO Absolute Return Strategy IV IDF LLC	1426150
StocksPLUS, L.P. A	1459534
StocksPLUS, L.P. B	1459534
PIMCO Commodities Alpha Fund	1570965
PIMCO Commodities Alpha Offshore Fund	1570879
PHFS Residential Opportunities Offshore Fund, L.P	1810622
PIMCO ILS Fund SP I, A Segregated Portfolio of PIMCO ILS Series SPC	1778560
PIMCO ILS Fund SP II, A Segregated Portfolio of PIMCO ILS Series SPC	1798640
PIMCO Multi-Asset Alternative Risk Premia Strategy Risk Off Version Offshore Fund L.P.	1793835
PIMCO Commodity Risk Premia Onshore Fund L.P.	1744003
PIMCO Commodity Risk Premia Offshore Fund Ltd.	1744028
PIMCO Multi-Asset Alternative Risk Premia Strategy Risk Off Version Onshore Fund L.P.	1793851
PIMCO Commodity Risk Premia Onshore Fund L.P.	1744003
PIMCO Commodity Risk Premia Offshore Fund Ltd.	1744028
PIMCO Multi-Asset Alternative Risk Premia Strategy Risk Off Version Onshore Fund L.P.	1793851